EXHIBIT 32.2
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of QLT Inc., or the Company, on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof. or Form 10-Q, I, Cameron R. Nelson, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 9, 2006

/s/ Cameron Nelson
Cameron Nelson
Vice President, Finance & Chief Financial Officer (Principal Financial and Accounting Officer)

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